Exhibit 4.9

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of December 2, 2002, by and among BUHRMANN N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands, with official seat in Maastricht, The Netherlands (the “Parent”), Buhrmann US Inc., a Delaware corporation (the “Borrower”), the various Lenders party to the Credit Agreement referred to below, DEUTSCHE BANK SECURITIES INC., as lead arranger and sole book manager (in such capacities, the “Lead Arranger”), BNP PARIBAS (f/k/a Paribas), as syndication agent (in such capacity, the “Syndication Agent”), ABN AMRO BANK N.V., as documentation agent (in such capacity, the “Documentation Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as administrative agent (in such capacity, the “Administrative Agent” and, together with the Lead Arranger, the Syndication Agent and the Documentation Agent, collectively, the “Agents”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of October 26, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the “Existing Credit Agreement” and, as amended, modified or supplemented from time to time, including on the date hereof, the “Credit Agreement”);

WHEREAS, the parties hereto wish to amend, modify and supplement the Existing Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.                                         Amendments to the Credit Agreement

1.                                       On and after the Fifth Amendment Effective Date, Section 4.02(d) of the Credit Agreement shall be amended by deleting the amount “$50,000,000” appearing in the first proviso appearing in said Section and inserting the following text in lieu thereof “ (i) $15,000,000 or (ii) if the Consolidated Leverage Ratio is less than or equal to 3.75:1.00 on the date of the respective Asset Sale (before giving effect to any application of the proceeds thereof), $50,000,000, it being understood and agreed that if this clause (ii) is applicable on the date of any Asset Sale but subsequently ceases to apply, at any time when this clause (ii) is not applicable the Net Sale Proceeds of Asset Sales previously made when this clause (ii) was applicable shall be permitted to be utilized as provided in this proviso (giving effect to this clause (ii)), but shall also be taken into account in determing whether additional Net Cash Proceeds of Asset Sales may be retained pursuant to clause (i) of this proviso (without the benefit of this clause (ii)), at times when clause (ii) is inapplicable”.

2.                                       On and after the Fifth Amendment Effective Date, Section 4.02(e) of the Credit Agreement shall be amended by inserting the following sentence at the end of said Section:

“Notwithstanding anything to the contrary in this Section 4.02(e), if at the time of any incurrence of Indebtedness for borrowed money pursuant to Section 9.04(iii), or after giving effect thereto, the Consolidated Leverage Ratio is (or would be) greater than 3.75:1.00, the Parent and its Subsidiaries shall apply all cash proceeds (if any) received from such incurrence of Indebtedness for borrowed money pursuant to Section 9.04(iii) (other than unsecured Indebtedness of Subsidiaries of the Parent (which are not Subsidiaries of the Borrower) in an aggregate principal not to exceed $75,000,000,  provided that such Indebtedness (i) is incurred by a Subsidiary of the Parent from local banks to the fund ongoing operations of such Subsidiary and (ii) does not have a final maturity date later than one-year from the date of the incurrence thereof), as provided in the immediately preceding sentence, but for this purpose as if the phrase “(other than Indebtedness permitted to be incurred pursuant to Section 9.04 as in effect on the Effective Date)” appearing therein were deleted.”

3.                                       On and after the Fifth Amendment Effective Date, Section 4.02(f) of the Credit Agreement shall be amended by (i) deleting the word “and” appearing at the end of clause (i) of the proviso appearing in the first sentence of said Section and inserting a comma in lieu thereof and (ii) inserting the text “the Consolidated Leverage Ratio is less than 3.75:1.00 at the time of receipt by the Parent and its Subsidiaries, as the case may be, of the respective Permitted Receivables Transaction Proceeds (before giving effect to any application thereof) and (iii)” immediately following the reference “(ii)” appearing in said Section.

4.                                       On and after the Fifth Amendment Effective Date, Section 6C of the Credit Agreement shall be amended by inserting the following new Section 6C.03:

“6C.03 Limitation on Cash on Hand. The obligation of each Lender with a Revolving Loan Commitment to make Revolving Loans, and the obligation of the Swingline Lender to make Swingline Loans, shall be subject to the satisfaction of the condition that at the time of each such making of a Revolving Loan or Swingline Loan and immediately after giving effect thereto the Parent and its Subsidiaries shall not hold cash and Cash Equivalents in an aggregate amount (after giving effect to the incurrence of such Credit Event and the application of proceeds therefrom and any other cash or Cash Equivalents on hand (to the extent such proceeds and/or other cash or Cash Equivalents are actually utilized by the Parent and/or any other Subsidiary of the Parent on the respective date of incurrence of the respective Credit Event for a permitted purpose other than an investment in Cash Equivalents)) in excess of $125,000,000.”

5.                                       On and after the Fifth Amendment Effective Date, Section 8.01(a) of the Credit Agreement shall be amended by (i) inserting the text “(i) a statement of the Consolidated Indebtedness as of the end of such fiscal month and (ii) “ immediately preceding the text “preliminary flash consolidated income statement” appearing in said Section, (ii) inserting the text “and for the elapsed portion of the fiscal year ended with the last day of such fiscal month” immediately following the text “respective fiscal month” appearing in said Section, (iii) inserting the text “and the comparable figures for such fiscal month as set forth in the respective Projections delivered pursuant to Section 8.01(e)” immediately following the text “previous fiscal year” appearing in said Section.

6.                                       On and after the Fifth Amendment Effective Date, Section 8.09(a) of the Credit Agreement shall be amended by inserting the following new text immediately at the end thereof:

“Notwithstanding anything to the contrary contained above in this Section 8.09(a), (i) the Equity Interests of one or more Wholly-Owned Domestic Subsidiaries of the Parent which are Qualified Subsidiary Guarantors may be owned by Buhrmann International B.V. or another Wholly-Owned Domestic Subsidiary of the Parent which is a Qualified Subsidiary Guarantor and a direct or indirect holding company of the Borrower, so long as such Qualified Subsidiary Guarantors’ only assets are (x) Equity Interests in the Borrower of another Wholly-Owned Domestic Subsidiary of the Parent which is a direct or indirect holding company of the Borrower, (y) cash and Cash Equivalents and (z) amounts owed to such Qualified Subsidiary Guarantor pursuant to Intercompany Loans permitted by Sections 9.04(v) and (vi) and (ii) with the prior written consent of the Administrative Agent (which may be granted or withheld by the Administrative Agent in its sole discretion), 100% of the Equity Interests of Burhmann Silver US LLC may be transferred to (and thereafter at all times shall be owned by) Burhmann International B.V., in each case, so long as Burhmann International B.V. is (and remains) a Guarantor and immediately pledges all of the Equity Interests in such Qualified Subsidiary Guarantor or Burhmann Silver US LLC, as the case may be, to the Collateral Agent for the benefit of the Secured Creditors pursuant to a Pledge Agreement in form and substance satisfactory to the Collateral Agent and so long as Burhmann International B.V. takes all action in connection therewith as may be reasonably requested by the Collateral Agent (including the delivery of local counsel opinions and taking any other actions which may be deemed necessary or desirable to perfect the security interest described in this sentence).”

7.                                       On and after the Fifth Amendment Effective Date, Section 8.09(b) of the Credit Agreement shall be amended by inserting the following sentence at the end of said Section:

“Notwithstanding anything to the contrary contained in this Section 8.09(b) or any Pledge Agreement, with the prior consent of the Administrative Agent (which may be granted or withheld by the Administrative Agent in its sole discretion), (x) Wholly-Owned Foreign Subsidiaries of the Parent shall be permitted to own Equity Interests in Qualified Obligors organized in a Qualified Juridiction (other than the United States), so long as (i) such Equity Interests are issued to such Wholly-Owned Foreign Subsidiary in exchange for assets equal to the fair market value of such Equity Interests and (ii) the assets contributed to such Qualified Obligor are promptly pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to existing Security Documents or, if deemed necessary or desirable by the Collateral Agent, new Security Documents in form and substance satisfactory to the Collateral Agent, (y) Wholly-Owned Foreign Subsidiaries which are not Qualified Obligors shall be permitted to issue Equity Interests to other Wholly-Owned Subsidiaries which are not Qualified Obligors, so long as such Equity Interests are issued to such Wholly-Owned Foreign Subsidiary in exchange for assets equal to the fair market value of such Equity Interests and (z) Qualified Obligors organized in Non-US Qualified Jurisdictions shall be permitted to issue Equity Interests to Qualified Obligors organized in Non-US Qualified Jurisdictions in exchange for assets equal to the fair market value of such Equity Interests, so long as (i) the Collateral Agent has a valid and perfected security interest in the Equity Interest so issued and (ii) the assets contributed to the respective Qualified Obligor are promptly pledged to the Collateral Agent for the benefit of the Secured Creditor pursuant to existing Security Documents or, if deemed necessary or desirable by the Collateral Agent, new Security Documents in form and substance satisfactory to the Collateral Agent; provided that the aggregate fair market value of all assets transferred pursuant to this sentence shall not exceed $400,000,000.”

8.                                       On and after the Fifth Amendment Effective Date, Section 8.20(a) of the Credit Agreement shall be amended by inserting the text “(other than (i) of one or more Qualified Subsidiary Guarantors and (ii) Buhrmann Silver US LLC, in each case,  if same (x) have been transferred to, or are owned by, (A) Burhmann International B.V. or (B) a Wholly-Owned Domestic Subsidiary of the Parent which is Qualified Subsidiary Guarantor and a direct or indirect holding company of the Borrower, in accordance with provisions of Sections 8.09(a) and (y) continue to be held by Burhmann International B.V., or such Qualified Subsidiary Guarantor, as the case may be)” immediately preceding the period at the end of said Section.

9.                                       On and after the Fifth Amendment Effective Date, Section 9.02(xvii) of the Credit Agreement shall be amended by inserting the text “(other than with respect to one or more Permitted Acquisitions consummated in any fiscal year of the Parent, where the aggregate consideration paid in connection therewith (determined in accordance with clause (z) below) does not exceed $15,000,000)” at the end of clause (y) appearing in said Section.

10.                                 On and after the Fifth Amendment Effective Date, Section 9.03(viii) of the Credit Agreement shall be amended by (i) inserting the text “, it being understood and agreed that the aggregate amount of Dividends paid in respect of the Parent Preference Shares A in any fiscal year of the Parent pursuant to this clause (A) shall not exceed €11,200,000, provided that to the extent the aggregate amount of Dividends paid pursuant to this clause (A) are less than €11,200,000 in any fiscal year of the Parent (beginning with fiscal year 2002), the difference between the amount paid in such fiscal year and €11,200,000, may be carried forward and used to pay Dividends in respect of the Parent Preference Shares A in succeeding fiscal years” immediately preceding the comma at the end of clause (A) of said Section, (ii) inserting the reference “(i)” immediately preceding the text “in the case of each of foregoing” appearing in the third proviso in said Section and (iii) inserting the following text immediately preceding the semicolon at the end of said Section “and (ii) in the case of the foregoing clause (C) (including the provisos thereto), after giving effect to the respective payment of Dividends, the Consolidated Leverage Ratio shall be less than or equal to 3.75:1:00”.

11.                                 On and after the Fifth Amendment Effective Date, Section 9.05(ii) of the Credit Agreement shall be amended by inserting the text immediately preceding the semicolon at the end of said Section:

“, provided that at any time Revolving Loans or Swingline Loans are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by Parent and its Subsidiaries shall not exceed $50,000,000 for any period of five (5) consecutive Business Days”.

12.                                 On and after the Fifth Amendment Effective Date, Section 9.05(xiv) of the Credit Agreement shall be amended by (i) deleting the amount “$50,000,000” appearing in said Section and inserting the amount “$15,000,000” in lieu thereof and (ii) inserting the following proviso immediately preceding the period at the end of said Section:

“, provided that at any time the Consolidated Leverage Ratio is less than 3.75:1.00, (and will remain so after the making of each Investment made pursuant to this proviso), the amount set forth above in this clause (xiv) shall instead be deemed to be “50,000,000” (it being understood and agreed that, at any time when this proviso is not applicable, Investments made pursuant hereto shall be permitted to remain outstanding, but shall be taken into account in determining whether additional Investments may be made pursuant to this clause (xiv) (without the benefits of this proviso))”.

13.                                 On and after the Fifth Amendment Effective Date, Section 9.08(a) of the Credit Agreement shall be amended by (i) deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Fiscal Year of Parent Ended In	Amount

2002	$121,000,000

2003 and thereafter	$105,000,000

and (ii) inserting the following text immediately following the end of the table appearing in said Section:

“; provided that at any time the Consolidated Leverage Ratio is less than or equal to 3.75:1.00, (and will remain so after the making of each Capital Expenditure made pursuant to this proviso), the amount set forth in the table above under the column “Amount” shall instead be deemed to be “$150,000,000” (it being understood and agreed that at any time when this proviso is not applicable, Capital Expenditures that were previously made in reliance upon this proviso shall be permitted, but shall be taken into account in determining whether additional Capital Expenditures may be made pursuant to this Section 9.08(a) (without the benefit of this proviso)).”

14.                                 On and after the Fifth Amendment Effective Date, Section 9.08(b) of the Credit Agreement shall be amended by deleting the parenthetical clause “(beginning with fiscal year 2000)” and inserting the parethetical clause “(beginning with fiscal year 2002)” in lieu thereof.

15.                                 On and after the Fifth Amendment Effective Date, Section 9.09 of the Credit Agreement shall be amended by replacing the table entries for December 31, 2002 through and including the entry for December 31, 2003 and thereafter with the following new table entries:

Fiscal Quarter Ended Closest To	Ratio

December 31, 2002	2.45:1.00

March 31, 2003	2.25:1.00
June 30, 2003	2.15:1.00
September 30, 2003	2.20:1.00
December 31, 2003	2.20:1.00

March 31, 2004 and thereafter.	3:00:1.00

16.                                 On and after the Fifth Amendment Effective Date, Section 9.10 of the Credit Agreement shall be amended by replacing the table entries for September 30, 2003 and December 31, 2003 with the following new table entries:

Fiscal Quarter Ended Closest To	Ratio

September 30, 2003	0.95:1.00
December 31, 2003	0.90:1.00

17.                                 On and after the Fifth Amendment Effective Date, Section 9.11 of the Credit Agreement shall be amended to read in its entirety as follows:

9.11                           Maximum Consolidated Leverage Ratio. Each Credit Agreement Party agrees that it will not permit the Consolidated Leverage Ratio at any time during a period described below to be greater than the ratio set forth opposite such period below:

Period	Ratio

Last day of Parent’s fiscal quarter ended closest to September 30, 2002 to but excluding the last day of the Parent’s fiscal quarter ended closest to June 30, 2003	4.50:1.00

Last day of Parent’s fiscal quarter ended closest to June 30, 2003 to but excluding the last day of the Parent’s fiscal quarter ended closest to December 31, 2003	4.75:1.00

Last day of Parent’s fiscal quarter ended closest to December 31, 2003 to but excluding the last day of the Parent’s fiscal quarter ended closest to March 31, 2004	4.60:1.00

Thereafter	3.00:1.00.

18.                                 On and after the Fifth Amendment Effective Date, the definitions of “Applicable Commitment Commission Percentage” and “Applicable Margin” appearing in Section 11.01 of the Credit Agreement shall each be amended by deleting the chart appearing in said definitions and inserting the following chart in lieu thereof:

Consolidated Leverage Ratio	Applicable Margin for Tranche A Dollar Term Loans, Revolving Loans and Swingline Loans maintained as Base Rate Loans	Applicable Margin for Tranche A Term Loans, Revolving Loans and Swingline Loans maintained as Euro Rate Loans	Applicable Margin for Tranche B Term Loans maintained as Base Rate Loans	Applicable Margin for Tranche B Term Loans as Euro Rate Loans	Applicable Commitment Commission Percentage
Greater than 4.50:1.00	2.750%	3.750%	3.500%	4.500%	0.500%
Greater than 4.25:1.00 but less than or equal to 4.50:1.00	2.500%	3.500%	3.250%	4.250%	0.500%
Greater than 3.75:1:00 but less than or equal to 4.25:1.00	2.250%	3.250%	3.000%	4.000%	0.500%
Greater than 3.25:1.00 but less than or equal to 3.75:1.00	1.375%	2.375%	2.250%	3.250%	0.500%
Greater than 2.75:1.00 but less than or equal to 3.25:1.00	1.125%	2.125%	2.250%	3.250%	0.500%
Greater than 2.25:1.00 but less than or equal to 2.75:1.00	0.875%	1.875%	2.250%	3.250%	0.500%
Less than or equal to 2.25:1.00	0.500%	1.500%	2.250%	3.250%	0.450%

Notwithstanding the foregoing, and for the avoidance of doubt, the Applicable Margins for the determination of the accrual of interest for all periods to (but excluding) the Fifth Amendment Effective Date shall be as set forth in the definition of “Applicable Margin” as in effect immediately prior to the Fifth Amendment Effective Date, with the foregoing to apply for all accruals of interest from (and including) the Fifth Amendment Effective Date.

19.                                 On and after the Fifth Amendment Effective Date, the definition of “Consolidated EBITDA” appearing in Section 11.01 of the Credit Agreement shall be amended by (i) deleting the word “and” appearing at the end of clause (vi) of the second sentence of said definition and inserting a comma in lieu thereof and (ii) inserting the following text immediately preceding the period at the end of the second sentence of said definition:

“and (viii) one-time charges (including restructuring charges) occurring during such period to the extent not already included above; provided that Consolidated EBITDA for any period shall be reduced by the aggregate amount of all cash payments made during such period in respect of any amounts previously excluded pursuant to clauses (i), (iv), (v) and/or (viii) of this sentence, whether in such period or a prior period”.

20.                                 On and after the Fifth Amendment Effective Date, the definition of “Minimum Required Consolidated Leverage Ratio” shall be amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Minimum Required Consolidated Leverage Ratio” at any time shall mean the lesser of (i) the then applicable ratio as set forth in the table appearing in Section 9.11, adjusted, for all periods by decreasing the numerator (i.e., the first number appearing in each ratio) by 0.50 and (ii) 3:75:1.00.

21.                                 On and after the Fifth Amendment Effective Date, the definition of “Permitted Acquisition” shall be amended by (i) deleting the text”, in the case of each $50 Million Permitted Acquisition,” appearing in clause (D) of said definition and (ii) inserting immediately prior to the period at the end of said definition the text “; provided however, that so long as no Default or Event of Default shall exist at the time of the respective Permitted Acquisition or after giving effect thereto, the Parent or its Wholly-Owned Subsidiaries may consummate one or more Permitted Acquisitions in any fiscal year of the Parent without complying with the conditions set forth in clauses (D) and (E) above (and the officer’s certificate, if any, required to be delivered pursuant to clause (G) above shall not be required to certify compliance with such conditions), so long as the aggregate consideration paid (determined as provided in clause (A) above) for all Permitted Acquisitions effected pursuant to this proviso during any fiscal year of the Parent does not exceed $15,000,000”.

II.                                     Miscellaneous.

1.                                       In order to induce the Lenders to enter into this Fifth Amendment, each of the Parent and the Borrower hereby represents and warrants to each of the Lenders that (i) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date and after giving effect to this Fifth Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Fifth Amendment Effective Date after giving effect to this Fifth Amendment.

2.                                       The Parent and the Administrative Agent hereby acknowledge that the primary purpose of the amendment to the definition of “Consolidated EBITDA” contained in this Fifth Amendment is not to decrease the pricing under the Credit Agreement.

3.                                       This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

4.                                       This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

5.                                       THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

6.                                       This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) same to the Administrative Agent at its office located at 31 West 52nd Street, 7th Floor, New York, New York. This Fifth Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

7.                                       From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended, modified or supplemented hereby.

8.                                       The Borrower hereby covenants and agrees that, so long as the Fifth Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 2:00 p.m. (New York time) on December 2, 2002 (or, if later, on the Fifth Amendment Effective Date), a non-refundable cash fee (the “Consent Fee”) in an amount equal to 0.25% of the aggregate outstanding principal amount of Term Loans (taking the Dollar Equivalent of any Euro Denominated Term Loans) and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Fifth Amendment Effective Date immediately prior to giving effect hereto, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Fifth Amendment Effective Date.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

BUHRMANN N.V.
By: /s/ F. F. Waller
Name: F. F. Waller
Title: Chief Financial Officer
By: /s/ C. Bangma
Name: C. Bangma
Title: Group Treasurer

BUHRMANN US INC.,
By: /s/ F. F. Waller
Name: F. F. Waller
Title: Executive President
By: /s/ C. Bangma
Name: C. Bangma
Title: President/ Group Treasurer

BANKERS TRUST COMPANY AMERICAS,
Individually and as Administrative Agent
By: /s/ Susan L. LeFevre
Name: Susan L LeFevre
Title: Director

DEUTSCHE BANK SECURITIES INC.,
as Lead Arranger and Sole Book Manager
By: /s/ Daniel Toscano
Name: Daniel Toscano
Title: Managing Director
By: /s/ Robert W. Hevner
Name: Robert W. Hevner
Title: Managing Director

Acknowledged and Agreed to:
Brabantse Poort B.V.
Buhrmann Financieringen B.V. (f/k/a KNP BT Financieringen B.V.)
Buhrmann Fined B.V. (f/k/a Finbelco B.V.)
Buhrmann II B.V. (f/k/a KNP BT II B.V.)
Buhrmann International B.V.
Buhrmann Nederland B.V.
Buhrmann Nederland Holding B.V. (f/k/a Scadisbel B.V.)
Buhrmann Office Products Austria B.V.
Buhrmann Office Products Nederland BV (f/k/a/ Corporate Express Benelux B.V.)
Buhrmann Stafdiensten B.V.
Buhrmann-Ubbens B.V.
Corporate Express Beverwijk B.V.
Corporate Express Document Automatisering B.V.
Corporate Express Europe B.V. (f/k/a BT Office Products Europe B.V.)
Corporate Express Holding B.V.
Dingler Kantoor Centrum BV
DocVision B.V.
Driem Papier BV
Jonkers Internationaal B.V.
KNP Nederland (Holding) B.V.
KNP Nederland B.V.
Papiermaatschappij Amsterdam-West B.V.
Proost en Brandt B.V.
Rhosili Amsterdam C.V.
Store Office Paper B.V.
Tetterode-Nederland B.V.
VRG Insurances B.V.

By: /s/ Heidi van der Kooij
Name: Heidi van der Kooij
Title: Proxy Holder
On behalf of each of the above Subsidiary Guarantors

Acknowledged and Agreed to:
Buhrmann Beteiligungen Deutschland GmbH
Buhrmann Holding GmbH & Co. KG
Buhrmann Holding Verwaltungs GmbH
Corporate Express Deutschland GmbH (f/k/a Buhrmann Office Products Deutschland GmbH)
Corporate Express Deutschland GmbH & Co. Vertriebs KG (f/k/a Buhrmann
Office Products GmbH & Co. Vertriebs KG)
Corporate Express GmbH (f/k/a Büroeinrichtungshaus Röth GmbH)
Corporate Express GmbH (f/k/a Keller Büromatic GmbH)
Corporate Express Verwaltungs GmbH (f/k/a Buhrmann Office Products Verwaltungs GmbH)
Deutsche Papier Grundstücks GmbH & Co. KG
Deutsche Papier Holding GmbH
Deutsche Papier Vertriebs GmbH
FSMA Verwaltungs-und Beteiligungs GmbH
Joseph Fröhlen Papiergrosshandlung - Willi Reddemann Import Export GmbH

By: /s/ Heidi Van der Kooij
Name: Heidi van der Kooij
Title: Proxy Holder
On Behalf of each of the above
Subsidiary Guarantors

Acknowledged and Agreed to:
Buhrmann Europcenter N.V.
By: /s/ Heidi van der Kooij
Name: Heidi van der Kooij
Title: Proxy Holder
On Behalf of the above Subsidiary Guarantor

Acknowledged and Agreed to:
Adhesive and Display Products Ltd.
Buhrmann UK Ltd.
Contract Paper Ltd.
Copygraphic Plc.
Corporate Express (Holdings) Ltd.
Howard Smith Paper Ltd.
The Howard Smith Paper Group Ltd.
W. Lunnon & Company Ltd.
The M6 Paper Group Ltd.
Pinnacle Film & Board Sales Ltd.
Ramchester Furnishings International Ltd.
Retail Concept Packaging Ltd.
Robert Horne Group Plc.
Robert Horne Paper Company Ltd.
Savory Paper Ltd.
Trade Paper Ltd.

By: /s/ Heidi van der Kooij
Name: Heidi van der Kooij
Title: Proxy Holder
On Behalf of each of the above Subsidiary Guarantors

Acknowledged and Agreed to:
ASAP Software Express, Inc.
BTOP USA Corp.
BTOPI Holding (U.S.)
Buhrmann Swaps, Inc.
Corporate Express Delivery Systems - Expedited, Inc.
Corporate Express Document & Print Management Inc.
Corporate Express Office Products, Inc.
Corporate Express of Texas, Inc.
Corporate Express Promotional Marketing, Inc.
Corporate Express Real Estate, Inc.
Distribution Resources Co.
Kelly Paper Company
Moore Labels, Inc.
License Technologies Group, Inc.
Corporate Express Philadelphia Real Estate. Inc.

By: /s/ Heidi van der Kooij
Name: Heidi van der Kooij
Title: Proxy Holder
On Behalf of each of the above Subsidiary Guarantors

ABN AMRO Bank
By: /s/ F.L.D. Mivard
Name: F.L.D. Mivard
Title: SENIOR VICE PRESIDENT

AERTES FINANCE-II LTD
By: INVESCO Senior Secured Management, Inc.
as Sub-ManagingAgent
By: /s/
Name:
Title:

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc.
As Attorney in fact
By: /s/
Name:
Title:

AIMCO CDO SERIES 2000-A
By: /s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory
By: /s/ Dorothy E. Even
Name: Dorothy E. Even
Title: Authorized Signatory

AIMCO CDO SERIES 2001-A
By: /s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory
By: /s/ Dorothy E. Even
Name: Dorothy E. Even
Title: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY
By: /s/ Chris Goergen
Title: Authorized Signatory
Name: Chris Goergen
By: /s/ Dorothy E. Even
Name: Dorothy E. Even
Title: Authorized Signatory

AMERICAN EXPRESS CERTIFICATE COMPANY
By: American Express Asset Management Group Inc. as Collateral Manager
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Managing Director

ARCHIMEDES FUNDING, LLC.
BY: ING Capital Advisors LLC., as Collateral Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

ARCHIMEDES FUNDING II, LTD.
BY: ING Capital Advisors LLC., as Collateral Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

ARCHIMEDES FUNDING III, LTD.
BY: ING Capital Advisors LLC., as Collateral Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
BY: ING Capital Advisors LLC., as Collateral Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

Ares III CLO Ltd.
By: Ares CLO Management, LLC
Its: Investment Manager
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Ares IV CLO LTD.
By: Ares CLO Management IV, L.P.
Its: Investment Manager
By: Ares CLO GP IV, LLC
Its: Managing Member
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Ares V CLO Ltd.
By: Ares CLO GP V, LLC
Its: Managing Member
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Ares VI CLO Ltd.
By: Ares CLO GP VI, LLC
Its: Managing Member
By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

AVALON CAPITAL LTD.
By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor
By: /s/
Name:
Title:

AVALON CAPITAL LTD. 2
By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor
By: /s/
Name:
Title:

AXA INVESTMENT MANAGERS PARIS S.A.
for and on behalf of
CONCERTO I B.V.
By: /s/ Nathalie Savey
Name: Nathalie SAVEY
Title:
By: /s/ Jocelyne Rallo
Name: Jocelyne Rallo
Title:

AXA INVESTMENT MANAGERS PARIS S.A.
for and on behalf of
CONCERTO 2 B.V.
By: /s/ Nathalie Savey
Name: Nathalie Savey
Title:
By: /s/ Jocelyne Rallo
Name: Jocelyne Rallo
Title:

AXA INVESTMENT MANAGERS PARIS S.A.
for and on behalf of
ECU EUK CREDIT PLUS CDO B.V.
By: /s/ Nathalie Savey
Name: Nathalie Savey
Title:
By: /s/ Jocelyne Rallo
Name: Jocelyne Rallo
Title:

BALANCED HIGH-YIELD FUND II, LTD.
By: ING Capital Advisors LLC
as Asset Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

BANK AUSTRIA CREDITANSTALT AG
By: /s/ Gernot Herschl
Name: Gernot Herschl
Title: General Manager
By: /s/ Thomas Klenner
Name: Thomas Klenner
Title: Senior Manager

THE BANK OF NEW YORK
By: /s/ Robert Besser
Name: Robert Besser
Title: Vice President

BANK POLSKA KASA OPIEKI SA,
By: /s/ Barry W. Henry
Name: Barry W. Henry
Title: Vice President

BANCO COMERCIAL PORTUGUES
By: /s/ Joao Bugalho
Name: Joao Bugalho
Title: Deputy General Manager
By: /s/ Graham Male
Name: Graham Male
Title: Senior Manager

BARCLAYS CAPITAL
By: /s/ Ken Mactavish
Name: Ken Mactavish
Title: Managing Director

BARCLAYS CAPITAL ASSET MANAGEMENT
acting as advised to The Funds
By: /s/ Faith Bartlett
Name: Faith Bartlett
Title: Portfolio Manager
The Funds:
Bleu Eagle CDO I S.A.
Jubilee CDO I B.V.
Jubilee CDO II B.V.

BATTERSON PARK CBO I
By: General Re - New England Asset Management, Inc., as Collateral Manager
By: /s/ Juan Borworth
Name: Juan Borworth
Title: Vice President

Battery Park CDO, Limited

By: Nomura Corporate Research and Asset Management, Inc., as Investment Advisor
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Vice President

Bingham CDO L.P.
By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Fund Controller

BNP PARIBAS
By: /s/ Lee S. Buckner
Name: LEE S. BUCKNER
Title: MANAGING DIRECTOR
By: /s/ Susan M. Bowes
Name: SUSAN M. BOWES
Title: DIRECTOR

Bryn Mawr CLO, Ltd
By: Deerfield Capital Management LLC as its Collateral Manager
By: /s/ Mark E. Wittnebel
Name: MARK E. WITTNEBEL
Title: SR. VICE PRESIDENT

CAPTIVA FINANCE LTD., Lender
By: /s/ David Dyer
Name: David Dyer
Title: Director

Carlyle High Yield Partners, L.P.
By: /s/ Linda Pace
Name: LINDA PACE
Title: PRINCIPAL

Carlyle High Yield Partners II, Ltd
By: /s/ Linda Pace
Name: LINDA PACE
Title: PRINCIPAL

Carlyle High Yield Partners III, Ltd
By: /s/ Linda Pace
Name: LINDA PACE
Title: PRINCIPAL
Carlyle High Yield Partners IV, Ltd
By: /s/ Linda Pace
Name: LINDA PACE
Title: PRINCIPAL

Centrale Coöperatieve Raiffeisen-Boerenleenbank B.A.
(RABOBANK NEDERLAND)
By: /s/ Cees de Vries
Name: Cees de Vries
Title: Proxy AB
By: /s/ Hans E. von Imhoff
Name: Hans E. von Imhoff
Title: Proxy B

CENTURION CDO I, LIMITED
By: American Express Asset Management Group Inc. As Collateral Manager
By: /s/ Leanne Stravakis
Name: Leanne Stravakis
Title: Director Operations

CENTURION CDO III, LIMITED
By: American Express Asset Management Group Inc. As Collateral Manager
By: /s/ Leanne Stravakis
Name: Leanne Stravakis
Title: Director Operations

CENTURION CDO VI, LIMITED
By: American Express Asset Management Group Inc. As Collateral Manager
By: /s/ Leanne Stravakis
Name: Leanne Stravakis
Title: Director Operations

CERES FINANCE LTD.
By: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent
By: /s/
Name:
Title:Operations

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. as Investment Advisor
By: /s/
Name:
Title:

Chinatrust Commercial Bank Ltd., New York Branch
By: /s/ Eric Kan
Name: Eric Kan
Title: SVP & Lending Manager

Clydesdale CBO I, LTD.
By: Nomura Corporate Research and Asset Management, Inc., as Investment Advisor
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Vice president

Clydesdale CLO 2001-I, LTD
By: Nomura Corporate Research and Asset Management, Inc., as Collateral Manager
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Vice president

COMERICA BANK
By: /s/ George S. Ghareeb
Name: GEORGE S. GHAREEB
Title: Vice President

COMMERZBANK (NEDERLAND) N.V.
By: /s/ R. Rutloh
Name: R. Rutloh
Title: Managing Director
By: /s/ G. Liebchen
Name: G. Liebchen
Title: Managing Director

CREDIT INDUSTRIEL & COMMERCIAL
By: /s/ Arnaud de Gromard
Name: Arnaud de GROMARD
Title: Senior Vice president
By: /s/ Pierre Latrobe
Name: Pierre LATROBE
Title: Director

CypressTree Investment Management Company, Inc.
As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager
By: /s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Principal

CypressTree Investment Partners II, LTD.
By: CypressTree Investment Management Company, Inc. as Portfolio Manager
By: /s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Principal

Debt Strategies Fund, Inc..
By: /s/ Matthew Wallack
Name: Matthew Wallack
Title: AUTHORIZED SIGNATORY

DANSKE BANK A/S
By: /s/ J.M. Barker
Name: J.M. Barker
Title: SENIOR MANAGER
By: /s/ R. Lippold
Name: R. Lippold
Title: MANAGER
DRESDNER BANK LUXEMBOURG S.A.
By: /s/ K. Diederich
Name: K. Diederich
Title: Senior Manager
By: /s/ H. Brincker
Name: H. Brincker
Title: Assistant Manager

DRYDEN LEVERAGED LOAN CDO 2002-II
by: Prudential Investment Management, Inc., as Collateral Manager
By: /s/ B. Ross Smead
Name: B. Ross Smead
Title: Vice President

DUCHESS I CDO S.A.
By: /s/ Ian Hazelton
Name: Ian Hazelton
Title: Chief Executive
Duke Street Capital Debt Management Ltd

ELT LTD.
By: /s/ Ann E. Morris
Name: ANN E. MORRIS
Title: AUTHORIZED AGENT

ENDURANCE CLO I, LTD.
c/o ING Capital Advisors LLC.
as Collateral Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

EUROCREDIT CDO II BV
By: /s/ Sara Halbard
Name: Sara Halbard
Title: Under Power of Attorney

FLEET NATIONAL BANK
By: /s/ Marwan Isbaih
Name: MARWAN ISBAIH
Title: Director

FOR AND ON BEHALF OF ING CAPITAL MANAGEMENT, LTD AS COLLATERAL MANAGER FOR COPERNICUS CDO-I B.V.
By: /s/ Herman Guelovani
Name: Herman Guelovani
Title: Vice President

FORTIS CAPITAL CORP.
By: /s/ Douglas Riahi
Name: Douglas Riahi
Title: Vice President
By: /s/ Svein Engh
Name: Svein Engh
Title: Managing Director

FRANKLIN CLO I, LTD.
By: /s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

FRANKLIN CLO II, Limted
By: /s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

FRANKLIN CLO III, Limted
By: /s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

FRANKLIN FLOATING RATE TRUST
By: /s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ W. Jerome McDermott
Name: W. JEROME McDERMOTT
Title: DULY AUTHORIZED SIGNATORY
GOLDMAN SACHS CREDIT PARTNERS L.P.
By: /s/ Tracey McCaffrey
Name: Tracey McCaffrey
Title: Authorized Signatory

HAMILTON CDO, LTD.
By: Stanfield Capital Partners LLC
As its Collateral Manager
By: /s/ Gregory L. Smith
Name: Gregory L. Smith
Title: Partner

Harbourmaster Loan Corporation B.V.
By: /s/
Name: TMF Management
Title: Managing Director
HARBOUR TOWN FUNDING TRUST
By: /s/ Ann E. Morris
Name: ANN E. MORRIS
Title: AUTHORIZED AGENT

Heller Financial, Inc
By: /s/ Jerome McDermott
Name: W. Jerome McDermott
Title: Duly Authorized Signatory

HENDERSON GLOBAL INVESTORS LIMITED
For and on behalf of Aquilae CDO I SA
By: /s/ David Maward
Name: David Maward
Title: Associate Director
By: /s/ Julian Green
Name: Julian Green
Title: Associate Director

Hewett’s Island CDO Ltd
By: /s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Principal

IDS LIFE INSURANCE COMPANY
By: American Express Asset Management Group Inc. As Collateral Manager
By:/s/ Steven B. Staver
Name: Steven B. Staver
Title: Managing Director

IKB DEUTSCHE INDUSTRIEBANK AG, LUXEMBOURG BRANCH
By: /s/ Frank Schaum
Name: Dr. Frank Schaum
Title: Head of Structured Finance
By: /s/ Manfred Ziwey
Name: Manfred Ziwey
Title: Director

IKB International S.A.
By: /s/ Frank Schaum
Name: Dr. Frank Schaum
Title: Head of Structured Finance

ING BANK N.V.
By: /s/ F.J.J. Boumans
Name: F.J.J. Boumans
Title: Relationship Manager
By: /s/ A.J.A. Lutgeren
Name: A.J.A. Lutgeren
Title: Relationship Manager

ING-ORYX CLO, LTD.
By: ING Capital Advisors LLC
as Collateral Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior vice President & Portfolio Manager

ING PRIME RATE TRUST
By: ING Investments, LLC as its investment manager
By: /s/ Jeffrey A. Bakalar
Name: JEFFREY A. BAKALAR
Title: SENIOR VICE PRESIDENT

ING SENIOR INCOME FUND
By: ING Investments, LLC as its investment manager
By: /s/ Jeffrey A. Bakalar
Name: JEFFREY A. BAKALAR
Title: SENIOR VICE PRESIDENT

INVESCO CBO 2000-1 LTD.
By: INVESCO Senior Secured Management, Inc.
As Portfolio Advisor
By: /s/
Name:
Title:

KATONAH I, LTD.
By: /s/ Ralph Della Rocca
Name: RALPH DELLA ROCCA
Title: AUTHORIZED OFFICER
KATONAH CAPITAL, L.L.C AS MANAGER

KATONAH II, LTD.
By: /s/ Ralph Della Rocca
Name: RALPH DELLA ROCCA
Title: AUTHORIZED OFFICER
KATONAH CAPITAL, L.L.C
AS MANAGER

KATONAH III, LTD.
By: /s/ Ralph Della Rocca
Name: RALPH DELLA ROCCA
Title: AUTHORIZED OFFICER
KATONAH CAPITAL, L.L.C AS MANAGER

KBC Bank Nederland N.V.
By: /s/ E.R. van den Berg
Name: E.R. van den Berg
Title: General Manager
By: /s/ K.F.C. Arts
Name: K.F.C. Arts
Title: Head Credit Department

KZH CYPRESSTREE-1 LLC
By: Rowena Smith
Name: Rowena Smith
Title: Authorized Agent

KZH ING-2 LLC
By: Rowena Smith
Name: ROWENA SMITH
Title: Authorized Agent

KZH SPONDVIEW LLC
By: /s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent

KZH STERLING LLC
By: /s/ Rowena Smith
Name: ROWENA SMITH
Title: Authorized

LANDESBANK RHEINLAND-PFALZ
GIROZENTRALE
By: /s/ Richard Kuhn
Name: Richard Kuhn
Title: Senior Vice President
By: /s/ Robert Wagner
Name: Robert Wagner
Title: Assistant Vice President

LANDMARK CDO LIMITED
By: /s/ Aladdin Capital Management LLC as manager
By: /s/ Th. Eggenschwiler
Name: Th. Eggenschwiler
Title: Vice President

LANDMARK II CDO LIMITED
By: /s/ Aladdin Capital Management LLC as manager
By: /s/ Th. Eggenschwiler
Name: Th. Eggenschwiler
Title: Vice President

Leveraged France Europe Capital I BV
By: /s/ Robert E. Howard
Name: Robert E. Howard
Title: Attorney in fact
LLOYDS TSB BANK PLC, Amsterdam
By: /s/ M.H.O. Tak
Name: M.H.O. Tak
Title: Senior Account Manager
By: /s/ James A. Riddall
Name: James A. Riddall
Senior Manager, Credit Risk

Long Lane Master Trust II
By Fleet National Bank as Trust Aministrator
With Respect to Series Eclipse
By: /s/ Kevin Kearns
Name: KEVIN KEARNS
Title: MANAGING DIRECTOR

Longhorn CDO (Cayman) LTD
By: Merrill Lynch Investment Managers, L.P.,
as Investment Advisor
By: /s/ Matthew Wallack
Name: Matthew Wallack
Title: AUTHORIZED SIGNATORY

Magma CDO Ltd
By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Fund Controller

Magnetite Asset Investors, L.L.C.
By: /s/ Dennis M. Schaney
Name: Dennis M. Schaney
Title: Managing Director

Magnetite Asset Investors III, L.L.C.
By: /s/ Dennis M. Schaney
Name: Dennis M. Schaney
Title: Managing Director

Magnetite CBO II, Limited
By: /s/ Dennis M. Schaney
Name: Dennis M. Schaney
Title: Managing Director

MAGNETITE IV CLO, Limited
By: /s/ Dennis M. Schaney
Name: Dennis M. Schaney
Title: Managing Director
CAD MAPLEWOOD (CAYMAN) LIMITED
By: David L. Babson and Company,
Incorporated, under delegated authority from Massachusetts Mutual Life Insurance Company, as Investment Manager
By: /s/ Mary Ann McCarthy
Name: MARY ANN McCARTHY
Title: MANAGING DIRECTOR

CAD MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: David L. Babson and Company,
Inc. as Investment Manager
By: /s/ Mary Ann McCarthy
Name: MARY ANN McCARTHY
Title: MANAGING DIRECTOR

Merrill Lynch Global Investment Series:
Bank Loan Income Portfolio
By: Merrill Lynch Investment Managers, L.P., as Investment Advisor
By: /s/ / Matthew Wallack
Name: Matthew Wallack
Title: Authorized Signatory

Merrill Lynch Global Investment Series
Income Strategies Portfolio
By: Merrill Lynch Investment Managers, L.P., as Investment Advisor
By: /s/ / Matthew Wallack
Name: Matthew Wallack
Title: Authorized Signatory

Merrill Lynch Senior Floating Rate Fund, Inc.
By: /s/ Matthew Wallack
Name: Matthew Wallack
Title: Authorized Signatory

Mizuho Corporate Bank Nederland N.V.
By: /s/ S. Fukumoto
Name: Mr. S. Fukumoto
Title: Managing Director
By: /s/ K. Ozawa
Name: Mr. K. Ozawa
Title: Deputy Managing Director

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By: ING Investments, LLC as its investment manager
By: /s/ Jeffrey A. Bakalar
Name: JEFFREY A. BAKALAR
Title: SENIOR VICE PRESIDENT

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By: ING Investments, LLC as its investment manager
By: /s/ Jeffrey A. Bakalar
Name: JEFFREY A. BAKALAR
Title: SENIOR VICE PRESIDENT

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By: ING Investments, LLC as its investment manager
By: /s/ Jeffrey A. Bakalar
Name: JEFFREY A. BAKALAR
Title: SENIOR VICE PRESIDENT

MORGAN STANLEY RIME INCOME TRUST
By: /s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Executive Director
MUIRFIELD TRADING LLC
By: /s/ Ann E. Morris
Name: ANN E. MORRIS
Title: ASST. VICE PRESIDENT

NATEXIS BANQUES POPULAIRES
By: /s/ Pieter J. Van Tulder
Name: Pieter J. van Tulder
Title: Vice President and Manager
Multinational Group
By: /s/ Christine Dirringer
Name: CHRISTINE DIRRINGER
Title: VICE PRESIDENT
National City
By: /s/ Gavin D. Young
Name: GAVIN D. YOUNG
Title: ACCOUNT OFFICER

NEMEAN CLO, LTD.
BY: ING Capital Advisors LLC, as Investment Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

NIB CAPITAL BANK N.V.
By: /s/ Peter Auan
Name: PETER AUAN
Title: DIRECTOR ACQUISITION FINANCE
By: /s/ Sean Costello
Name: SEAN COSTELLO
Title: SENIOR MANAGER
Nomura Bond & Loan Fund
By: UFJ Trust Company of New York as Trustee
By: Nomura Corporate Research and Asset Management, Inc., as Attorney in Fact
By: /s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Vice president

OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1 LTD
By: INVESCO Senior Secured Management, Inc.
As Sub-advisor
By: /s/
Name:
Title:

OLYMPIC FUNDING TRUST SERIES 1999-1
By: /s/ Ann E. Morris
Name: ANN E. MORRIS
Title: AUTHORIZED AGENT

ORIX Financial Services, Inc.
By: /s/ Deedra Darby-Jones
Name: Deedra Darby-Jones
Title: Vice president

PANTHER CDO II BV
By: /s/ Dagmar Kent Kershaw
Name: Dagmar Kent Kershaw
Title: Authorized Signatory

CAD PHOENIX FUNDING LIMITED
By: David L. Babsobn & company Inc. as Financial Sub-Agent
By: /s/ Mary Ann McCarthy
Name: MARY ANN McCARTHY
Title: MANAGING DIRECTOR

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By: ING Investments, LLC as its investment manager
By: /s/Jeffrey A. Bakalar
Name: JEFFREY A. BAKALAR
Title: SENIOR VICE PRESIDENT

PILGRIM CLO 1999 – 1 LTD
By: ING Investments, LLC as its investment manager
By: /s/ Jeffrey A. Bakalar
Name: JEFFREY A. BAKALAR
Title: SENIOR VICE PRESIDENT

PINEHURST TRADING, INC.
By: /s/ Ann E. Morris
Name: Ann E. Moris
Title: ASST. VICE PRESIDENT

PPM SPYGLASS FUNDING TRUST
By: /s/ Ann E. Morris
Name: ANN E. MORRIS
Title: AUTHORIZED AGENT

Principal Life Insurance Company
by: Principal Global Investors LLC, a Delaware Limited Liability Company, its Authorized Signatory
By: /s/ Jon C. Heiny
Name: JON C. HEINY
Title: COUNSEL
By: /s/ Stephen G. Skrivanek
Name: STEPHEN G. SKRIVANEK
Title: COUNSEL

PROMETHEUS INVESTMENT FUNDING NO. 1 LTD
By: /s/ Charles P. Strause
Name: CHARLES P. STRAUSE
Title: ASSOCIATE DIRECTOR
By: /s/ Elizabeth Tallmadge
Name: ELIZABETH TALLMADGE
Title: MANAGING DIRECTOR
CHIEF INVESTMENT OFFICER

PROMUS I BV
By: /s/ Sara Halbard
Name: Sara Halbard
Title: Under Power of Attorney

PROMUS II BV
By: /s/ Sara Halbard
Name: Sara Halbard
Title: Under Power of Attorney
PROSPECT STREET INTERNATIONAL FUND PCC LIMITED
PROSPECT INTERNATIONAL DEBT STRATEGY FUND
BY: PROSPECT STREET STRATEGIC DEBT
MANAGEMENT CO., INC.
as Investment Advisor
By: /s/ Richard E. Omohundro JP
Name: Richard E. Omohundro JP
Title: Director
By: /s/ John A. Frabotta
Name: John A. Frabotta
Title: Director

Provident CBO I, Limited
Provident Investment Management, LLC, Collateral Manager
By: /s/ Michael J. Updegraff
Name: Michael J. Updegraff
Title: Senior Investment Officer

THE PRUDENTIAL ASSURANCE
COMPANY LIMITED
By: /s/ Andrew Bougath
Name: ANDREW BOUGATH
Title: DIRECTOR OF LEVERAGED LOAN

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
By: /s/ B. Ross Smead
Name: B. Ross Smead
Title: Vice President
RAIFFEISEN ZENTRALBANK
OSTERREICH AKTIENGESELLSCHAFT
By: /s/ Barbara Ericson-Peichl
Name: Barbara Ericson-Peichl
Title: Head of Project & Structured Finance
By: /s/ Brigitte Schuster
Name: Brigitte Schuster
Title: Manager

Sankaty Advisors, Inc., as Collateral Manager
for BRANT POINT CBO 1999-1, LTD., as Term Lender
By: /s/ Diane J. Exter
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
PORTFOLIO MANAGER

Sankaty Advisors, LLC, as Collateral Manager
for BRANT POINT II CBO 2000-1 LTD., as Term Lender
By: /s/ Diane J. Exter
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
PORTFOLIO MANAGER
SANKATY HIGH YIELD PARTNERS III, L.P.
By: /s/ Diane J. Exter
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
PORTFOLIO MANAGER

Sankaty Advisors, Inc., as Collateral
Manager for Castle Hill I – INGOTS, LTD., as Term Lender
By: /s/ Diane J. Exter
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
PORTFOLIO MANAGER

Sankaty Advisors, Inc., as Collateral
Manager for Castle Hill II – INGOTS, LTD., as Term Lender
By: /s/ Diane J. Exter
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
PORTFOLIO MANAGER

Sankaty Advisors, Inc., as Collateral
Manager for Great Point CLO 1999-1 LTD., as Term Lender
By: /s/ Diane J. Exter
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
PORTFOLIO MANAGER

Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO , Limited, as Term Lender
By: /s/ Diane J. Exter
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
PORTFOLIO MANAGER

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc.
As Asset Manager
By: /s/
Name:
Title:

SCOTIA BANK EUROPE PLC
By: /s/ T.A. Burgtett
Name: T.A. Burgtett
Title: DIRECTOR

Senior Loan Fund
By: /s/ Dennis M. Schaney
Name: Dennis M. Schaney
Title: Managing Director

SEQUILS-ING I (HBDGM), LTD.
BY: ING Capital Advisors LLC, as Collateral Manager
By: /s/ Gordon Cook
Name: Gordon Cook
Title: Senior Vice President & Portfolio Manager

SEQUILS - CENTURION V, LTD.
By: American Express Asset Management Group Inc. As Collateral Manager
By: /s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director Operations

SEQUILS – Cumberland I, Ltd
By: Deerfield Capital Management LLC as
Its Collateral Manager
By: /s/ Mark E. Wittnebel
Name: MARK E. WITTNEBEL
Title: SR. VICE PRESIDENT

SEQUILS-LIBERTY, LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager
By: /s/
Name:
Title:

CAD SIMSBURY CLO, LIMITED
By: David L. Babson and Company,
Incorporated, under delegated authority from Massachusetts Mutual Life Insurance Company, as Collateral Manager
By: /s/ Mary Ann McCarthy
Name: MARY ANN McCARTHY
Title: MANAGING DIRECTOR

STANFIELD ARBITRAGE CDO, LTD.
By: Stanfield Capital Partners LLC, as its Collateral Manager
By: /s/ Gregory L. Smith
Name: Gregory L. Smith
Title: Partner

STANFIELD RMF/TRANSATLANTIC CDO, LTD.
By: Stanfield Capital Partners LLC, as its Collateral Manager
By: /s/ Gregory L. Smith
Name: Gregory L. Smith
Title: Partner

STANFIELD CLO, LTD.
By: Stanfield Capital Partners LLC
As its Collateral Manager
By: /s/ Gregory L. Smith
Name: Gregory L. Smith
Title: Partner

STANFIELD QUATTRO CLO, LTD.
By: Stanfield Capital Partners LLC
As its Collateral Manager
By: /s/ Gregory L. Smith
Name: Gregory L. Smith
Title: Partner

SUNAMERICA SENIOR FLOATING RATE FUND, INC.
By: Stanfield Capital Partners LLC, as its subadvisor
By: /s/ Gregory L. Smith
Name: Gregory L. Smith
Title: Partner

Titanium CBO I, Ltd
By: Dennis M. Schaney
Name: Dennis M. Schaney
Title: Managing Director
UNICREDITO ITALIANO – New York Branch
By: /s/ Christopher Eldin
Name: Christopher Eldin
Title: FVP & Deputy Manager
By: /s/ Charles Michael
Name: Charles Michael
Title: Vice President

ROSEMONT CLO, Ltd
By: Deerfield Capital Management LLC as its Collateral Manager
By: /s/ Mark E. Wittnebel
Name: MARK E. WITTNEBEL
Title: SR. VICE PRESIDENT

CAD SUFFIELD CLO LTD.
By: David L. Babson & Co., Inc., as Collateral Manager
By: /s/ Mary Ann McCarthy
Name: MARY ANN McCARTHY
Title: MANAGING DIRECTOR

The Sumitomo Trust & Banking Co., Ltd., New York Branch
By: /s/ Elizabeth A. Quirk
Name: ELIZABETH A. QUIRK
Title: VICE PRESIDENT
TARA HILL B.V.
By: /s/ Terry McCabe
Name: Terry McCabe
Title: CDO Director

TD BANK EUROPE LIMITED
By: /s/ Julie Evans
Name: Julie Evans
Title: Managing Director, Corporate Finance

TEXTRON FINANCIAL CORPORATION
By: /s/ Jane M. Lavoie
Name: Jane M. Lavoie
Title: Vice president - Operations

TRANSAMERICA BUSINESS CAPITAL CORPORATION
(as successor to Transamerica Business Credit Corporation)
By: /s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Senior Vice President

US Bank
By: /s/ Wesley G. Zepelin
Name: Wesley G. Zepelin
Title: Senior Vice President

Venture CDO 2002, Limited
By its investment advisor, Barclays Capital Asset Management Limited,
By its sub-advisor, Barclays Bank PLC, New York Branch
By: /s/ Hans L. Christensen
Name: Hans L. Christensen
Title: Director

WELLS FARGO BANK, National Association.
By: /s/ S. Michael St. Geme
Name: S. Michael St. Geme
Title: VICE PRESIDENT
WINDSOR LOAN FUNDING, LIMITED
By: Stanfield Capital Partners LLC, as its Investment Manager
By: /s/ Gregory L. Smith
Name: Gregory L. Smith
Title: Part